Exhibit 99.3

ADDENTAX GROUP CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF COMPREHENSIVE LOSS

FOR THE YEAR ENDED MARCH 31, 2025

(Currency expressed in United States Dollars (“US$”), except for number of shares or otherwise stated)

	Historical
	Addentax Group Corp.	Keemo Fashion Group Limited	Pro Forma Adjustments	Pro Forma Combined

REVENUES	$4,180,914	$24,988	$-	$4,205,902

COST OF REVENUES	(3,546,657)	(12,567)	-	(3,559,225)

GROSS PROFIT	$634,257	$12,421	$-	$646,678

OPERATING EXPENSES
Selling and marketing	(393,226)	-		(393,226)
General and administrative	(2,058,001)	(42,562)	-	(2,100,563)

LOSS FROM OPERATION BEFORE INCOME TAX	(1,816,970)	(30,141)	-	(1,847,112)

Change in fair value of warrants and embedded conversion feature	(2,339,448)	-	-	(2,339,448)

INTEREST INCOME	1,321	-	-	1,321

INTEREST EXPENSES	(1,146,843)	-	-	(1,146,843)

OTHER INCOME	212,391	-	-	212,391

LOSS BEFORE INCOME TAX EXPENSE	$(5,089,549)	$(30,141)	$-	$(5,119,691)

INCOME TAX EXPENSES	(4,649)	-	-	(4,649)

Profit or loss from discontinued operation	-	-	-	-

NET LOSS	$(5,094,198)	$(30,141)	$-	$(5,124,340)
Less: Net loss attribute to Non-control Interest (37.82%)	-	-	(11,399)	(11,399)
Net loss attribute to Parent	(5,094,198)	(30,141)	11,399	(5,112,940)

FOREIGN CURRENCY TRANSLATION GAIN	48,133	-	-	48,133

TOTAL COMPREHENSIVE LOSS	(5,046,065)	(30,141)	-	(5,076,206)
Total comprehensive loss attribute to Non-control Interest(37.82%)	-	-	(11,399)	(11,399)
Total comprehensive loss attribute to Parent	(5,046,065)	(30,141)	11,399	(5,064,807)

NET LOSS PER SHARE, BASIC AND DILUTED	(0.84)	(0.00)	(0.00)	(0.84)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC AND DILUTED	5,993,132	-	-	5,993,139

F-1

ADDENTAX GROUP CORP

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF March 31, 2025

(Currency expressed in United States Dollars (“US$”), except for number of shares or otherwise stated)

	Historical
	Addentax Group Corp	Keemo Fashion Group Limited	Pro Forma Adjustments		Pro Forma Combined

ASSETS
Current assets
Cash and cash equivalents	$324,953	$23,329		$-	$348,282
Restricted cash	2,750,000	-		-	2,750,000
Account receivable	929,817	-		-	929,817
Debt Securities held-to-maturity	17,500,000	-		(5,500,000)	12,000,000
Inventories	166,874	-		-	166,874
Other Receivable	3,638,347	1,836		-	3,640,183
Advance to suppliers	198,494	-		-	198,494
Amounts due from related parties	4,283,129	-		-	4,283,129
Inter-company balances	-	-		-	-
Total current assets	$29,791,614	$25,165		$-	$24,316,779

Non-current Asset
Plant and equipment, net	387,997	-		-	387,997
Operating lease right of use asset	18,722,277	-		-	18,722,277
Long-term prepayment	265,449	-		-	265,449
Long-term receivables	-	-		-	-
Goodwill	-	-		5,522,455	5,522,455
Total non-current asset	$19,375,723	$-	$		$24,898,178

TOTAL ASSETS	$49,167,337	$25,165		$-	$49,214,957

LIABILITIES AND EQUITY
Current liabilities
Short-term loan	$640,878	$-		$-	$640,878
Accounts payable	53,199	-		-	53,199
Amount due to related parties	161,594	91,119		-	252,713
Advance from customers	332,492	-		-	332,492
Accrued expeneses and other payables	1,858,198	300		-	1,858,498
Lease liabilities, current portion	905,958	-		-	905,958
Income tax payable	-	-		-	-
Total current liabilities	$3,952,319	$91,419		$-	$4,043,738
Non-current liabilities
Convertible debts	2,900,160	-		-	2,900,160
Derivative liabilities	2,772,350	-		-	2,772,350
Lease liabilities, net of current portion	17,810,700	-		-	17,810,700
Total non-current liabilities	23,483,210	-		-	23,483,210

TOTAL LIABILITIES	$27,435,529	$91,419		$-	$27,526,948

EQUITY
Common stock ($ 0.001 par value, 250,000,000 shares authorized, 6,043,769 shares issued and outstanding as of March 31, 2025)	$6,044	$5,500		$(5,500)	$6,044
Additional paid-in capital	35,240,981	26,600		(26,600)	35,240,981
Statutory reserve	37,422	-		-	37,422
Accumulated deficits	(13,663,790)	(98,354)		79,612	(13,682,532)
Accumulated other comprehensive income	111,151	-		-	111,151
Non-controlling Interests of KMFG (37.82%)				(25,057)	(25,057)
TOTAL EQUITY	$21,731,808	$(66,254)		$-	$21,688,009

TOTAL LIABILITIES AND EQUITY	$49,167,337	$25,165		$-	$49,214,957

F-2

ADDENTAX GROUP CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF COMPREHENSIVE LOSS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2025

(Currency expressed in United States Dollars (“US$”), except for number of shares or otherwise stated)

	Historical
	Addentax Group Corp.	Keemo Fashion Group Limited	Pro Forma Adjustments	Pro Forma Combined

REVENUE	$2,622,869	$-	$-	$2,622,869

COST OF REVENUE	(1,912,395)	(1)	-	(1,912,396)

GROSS PROFIT	$710,474	(1)	-	710,473

OPERATING EXPENSES
Selling expenses	(20,413)			(20,413)
General and administrative	(1,563,577)	(38,279)	-	(1,601,856)

LOSS FROM OPERATION BEFORE INCOME TAX	(873,516)	(38,280)	-	(911,796)

Fair value gain or loss	(4,140,772)	-	-	(4,140,772)

INTEREST INCOME	860	-	-	860

FINANCE COSTS	(605,662)	-	-	(605,662)

OTHER INCOME	460,820	-	-	460,820

LOSS BEFORE INCOME TAX	$(5,158,270)	(38,280)	-	(5,196,550)

INCOME TAX EXPENSES	(1,082)	-	-	(1,082)

Profit or loss from discontinued operation	467,855	-	-	467,855

NET LOSS	$(4,691,497)	(38,280)	-	(4,729,777)
Less: Net loss attribute to Non-control Interest(37.82%)	-	-	(14,477)	(14,477)
Net loss attribute to Parent	(4,691,497)	(38,280)	14,477	(4,715,300)

FOREIGN CURRENCY TRANSLATION LOSS	(122,603)	-	-	(122,603)

TOTAL COMPREHENSIVE LOSS	(4,814,100)	(38,280)	-	(4,852,380)
Total comprehensive loss attribute to Non-control Interest(37.82%)		-	(14,477)	(14,477)
Total comprehensive loss attribute to Parent	(4,814,100)	(38,280)	14,477	(4,837,903)

NET LOSS PER SHARE, BASIC AND DILUTED	(0.55)	-	-	-

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC AND DILUTED	9,298,652	-	-	9,298,652

F-3

ADDENTAX GROUP CORP

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

FOR THE NINE MONTHS ENDED DECEMBER 31, 2025

(Currency expressed in United States Dollars (“US$”), except for number of shares or otherwise stated)

	Historical
	Addentax	Keemo Fashion Group Limited	Pro Forma Adjustments		Pro Forma Combined

ASSETS
Current assets
Cash and cash equivalents	$238,466	$23,842		$-	$262,308
Restricted Cash	10,756	-			10,756
Account Receivable	890,809	40			890,849
Debt Securities	17,500,000	-		(5,500,000)	12,000,000
Inventories	178,014	-			178,014
Other Receivable	3,482,884	7,493			3,490,377
Advance to suppliers	249,400	-			249,400
Amounts due from related parties	5,323,739	-			5,323,739
Inter-company balances	-	-		-	-
Total current assets	$27,874,068	$31,375		$-	$22,405,443

Non-current Asset
Plant and equipment	355,714	-			355,714
Intangible assets	-	-			-
Long-term prepayment	20,039	-			20,039
Long-term receivables	-	-			-
Long-term investment	-	-
Goodwill	-	293,499		5,522,455	5,815,954
Total non-current asset	$375,753	$293,499	$		$6,191,707

TOTAL ASSETS	$28,249,821	$324,874		$-	$28,597,150

LIABILITIES AND EQUITY
Current liabilities
Short-term loan	$717,849	$-		$-	$717,849
Accounts payable	49,370	-			49,370
Amount due to related parties	216,508	544,317			760,825
Advance from customers	21,966	45,248			67,215
Accrued expeneses and other payables	280,814	5,705			286,518
Lease liabilities, current portion	-	-			-
Income tax payable	-	-			-
Total current liabilities	$1,286,507	$595,270	$		$1,881,777
Non-current liabilities
Convertible debts	-	-			-
Derivative liabilities	5,332,415	-			5,332,415
Lease liabilities, net of current portion	-	-			-
Total non-current liabilities	5,332,415	595,270			5,332,415

TOTAL LIABILITIES	$6,618,922	$595,270		$-	$7,214,192

STOCKHOLDERS’ DEFICIT
Common stock ($0.001 par value, 250,000,000 shares authorized, 11,715,348 shares issued and outstanding at December 31, 2025)	$11,715	$5,500		$(5,500)	$11,715
Additional paid-in capital	39,948,903	25,317		(26,115)	39,948,105
Statutory reserve	37,020	-		-	37,020
Accumulated deficits	(18,355,288)	(289,410)		151,869	(18,492,829)
Accumulated other comprehensive loss	(11,452)	(11,803)		4,465	(18,789)
Non-controlling Interest of KMFG(37.82%)				(102,264)	(102,264)
TOTAL STOCKHOLDERS’ DEFICIT	$21,630,899	$(270,396)		$-	$21,382,958

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$28,249,821	$324,874		$-	$28,597,150

F-4

1. Basis of Presentation

The accompanying unaudited pro forma condensed combined financial statements give effect to the Company’s acquisition of a 62.18% controlling interest in Keemo Fashion Group Limited (“Target”) (the “Acquisition”). The Acquisition was signed on February 17, 2026, and consummated on March 30, 2026.

The unaudited pro forma condensed combined statements of comprehensive loss are presented to illustrate the effect of the Acquisition as if it had been completed on April 1, 2024, the beginning of the earliest period presented:

●	For the year ended March 31, 2025

●	For the nine months ended December 31, 2025

The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have actually occurred had the Acquisition been completed at the beginning of the periods presented, nor is it necessarily indicative of future consolidated results of operations.

2. Principles of Consolidation and Noncontrolling Interest

The Company consolidates Target in the pro forma financial statements because the Acquisition results in the Company holding a 62.18% controlling voting interest in Target. Accordingly, the Company reflects 100% of Target’s assets, liabilities, revenues, and expenses in the pro forma combined financial statements.

The 37.82% noncontrolling interest (“NCI”) in Target held by third parties is presented in the equity section of the pro forma condensed combined balance sheet. Net income and total comprehensive income are allocated between the controlling interest and NCI based on their respective ownership percentages: 62.18% to the Company and 37.82% to NCI.

3. Significant Pro Forma Adjustments

The material pro forma adjustments included in the accompanying condensed combined financial statements are as follows:

(a) To record the total purchase consideration of $5,500,000 transferred to acquire the 62.18% controlling interest in Target, and to record preliminary fair value adjustments to identifiable assets acquired and liabilities assumed, with the excess recorded as goodwill.

F-5

(b) To record the noncontrolling interest of 37.82% in Target at fair value in accordance with ASC 805, Business Combinations.

(c) To eliminate intercompany balances and transactions between the Company and Target.

(d) To recognize income tax effects associated with the pro forma adjustments, based on enacted statutory tax rates.

(e) No pro forma adjustments were made for new or refinanced indebtedness, as no new debt was incurred in connection with the Acquisition.

4. Allocation of Net Income and Comprehensive Income

Consolidated net income reflects the total results of the combined group. Net income attributable to the noncontrolling interest (37.82%) is deducted from consolidated net income to arrive at net income attributable to the Company’s stockholders.

Similarly, total comprehensive income is presented for the consolidated group, and comprehensive income attributable to noncontrolling interest (37.82%) is separately disclosed to derive total comprehensive income attributable to the Company’s stockholders.

5. Limitations of Pro Forma Information

The pro forma financial information does not reflect:

●	any expected operating synergies, cost savings, or revenue enhancements;

●	any one-time transaction, integration, or restructuring costs;

●	any changes in operations, capital expenditures, or other anticipated events.

Accordingly, the pro forma condensed combined financial information is not intended to represent or be indicative of the actual results of operations or financial condition that would have been achieved, nor are they indicative of future results.

F-6